UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2026

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Georgia	333-289866	39-3738880
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3400 Overton Park Drive Atlanta, GA 30339
(Address of principal executive offices)

(706) 641-6500
(Registrant’s telephone number, including area code)

Steel Newco Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	PNFP	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	PNFP-PrA	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	PNFP-PrB	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a Share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series C	PNFP-PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Effective January 1, 2026 (the “Closing Date”), Pinnacle Financial Partners, Inc. (formerly Steel Newco Inc.), a Georgia corporation (“New Pinnacle”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated July 24, 2025 (the “Merger Agreement”), by and among Synovus Financial Corp., a Georgia corporation (“Synovus”), Pinnacle Financial Partners, Inc., a Tennessee corporation (“Legacy Pinnacle”), and New Pinnacle.

Pursuant to the Merger Agreement, (i) Synovus and Legacy Pinnacle each simultaneously merged with and into New Pinnacle (such mergers, collectively, the “Merger”), with New Pinnacle continuing as the surviving corporation in the Merger headquartered in Atlanta, Georgia and named Pinnacle Financial Partners, Inc., (ii) immediately following the effective time of the Merger (the “Effective Time”), Pinnacle Bank, a Tennessee-chartered bank and wholly-owned subsidiary of Legacy Pinnacle (“Pinnacle Bank”), became a member bank of the Federal Reserve System (the “FRS Membership”), and (iii) immediately following the effectiveness of the FRS Membership, Synovus Bank, a Georgia-chartered bank and wholly-owned subsidiary of Synovus (“Synovus Bank”), merged with and into Pinnacle Bank (the “Bank Merger”, and the effective time of the Bank Merger, the “Bank Merger Effective Time”), with Pinnacle Bank continuing as the surviving entity in the Bank Merger and a wholly-owned subsidiary of New Pinnacle. Pinnacle Bank continues to operate under the name “Pinnacle Bank” and remains headquartered in Nashville, Tennessee.

As a result of the Merger, among other things:

•
at the Effective Time, (A) each share of common stock of Synovus, par value $1.00 per share (“Synovus Common Stock”), issued and outstanding immediately prior to the Effective Time (other than certain excluded shares that will be cancelled and retired in connection with the Merger) was converted into the right to receive 0.5237 shares (the “Synovus Exchange Ratio”) of common stock of New Pinnacle, par value $1.00 per share (“New Pinnacle Common Stock”), (B) each share of common stock of Legacy Pinnacle, par value $1.00 per share (“Legacy Pinnacle Common Stock”), issued and outstanding immediately prior to the Effective Time (other than certain excluded shares that will be cancelled and retired in connection with the Merger) was converted into the right to receive one share of New Pinnacle Common Stock and (C) each holder of Synovus Common Stock who otherwise would have been entitled to receive a fractional share of New Pinnacle Common Stock will receive cash (without interest) in lieu of such fractional share in accordance with the Merger Agreement;

•
at the Effective Time, (A) each share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, no par value, of Synovus (the “Synovus Series D Preferred Stock”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive one share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A, no par value, of New Pinnacle (the “New Pinnacle Series A Preferred Stock”), (B) each share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E, no par value, of Synovus (the “Synovus Series E Preferred Stock”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive one share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, no par value, of New Pinnacle (the “New Pinnacle Series B Preferred Stock”), (C) each share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B, of Legacy Pinnacle (the “Legacy Pinnacle Series B Preferred Stock”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive one share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series C, of New Pinnacle (the “New Pinnacle Series C Preferred Stock”), and (D) each depositary share representing a 1/40th interest in a share of Legacy Pinnacle Series B Preferred Stock (the “Legacy Pinnacle Series B Depositary Shares”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive one depositary share representing a 1/40th interest in a share of New Pinnacle Series C Preferred Stock (the “New Pinnacle Series C Depositary Shares”);

•
at the Effective Time, each outstanding option granted by Synovus to purchase shares of Synovus Common Stock (a “Synovus Stock Option”) that was outstanding immediately prior to the Effective Time converted into the right to receive, without interest and less applicable tax withholdings, a number of shares of New Pinnacle Common Stock equal to the product of (i) the value of such Synovus Stock Option, taking into account its exercise price, multiplied by (ii) the Synovus Exchange Ratio;

•
at the Effective Time, each outstanding restricted stock award relating to Legacy Pinnacle Common Stock (a “Legacy Pinnacle Restricted Stock Award”) that was outstanding immediately prior to the Effective Time vested in full and was converted into the right to receive, without interest and less applicable tax withholdings, (A) a number of shares of New Pinnacle Common Stock equal to the number of shares of Legacy Pinnacle Common Stock subject to such Legacy Pinnacle Restricted Stock Award immediately prior to the Effective Time and (B) an amount in cash equal to the amount of all dividend equivalents accrued but unpaid as of the Effective Time with respect to such Legacy Pinnacle Restricted Stock Award;

•
at the Effective Time, each outstanding award of restricted stock units relating to Synovus Common Stock (a “Synovus RSU Award”) that was outstanding immediately prior to the Effective Time was assumed by New Pinnacle and converted into an award of restricted stock units relating to New Pinnacle Common Stock, with the number of shares of New Pinnacle Common Stock underlying each assumed Synovus RSU Award equal to the product of (i) the number of shares of Synovus Common Stock that were underlying such assumed Synovus RSU Award immediately prior to the Effective Time multiplied by (ii) the Synovus Exchange Ratio, rounded up to the nearest whole number of shares;

•
at the Effective Time, each outstanding award of restricted stock units relating to Legacy Pinnacle Common Stock (a “Legacy Pinnacle RSU Award”) granted prior to July 24, 2025 or held by a nonemployee member of Legacy Pinnacle’s board of directors that was outstanding immediately prior to the Effective Time vested in full and was converted into the right to receive, without interest and less applicable tax withholdings, (A) a number of shares of New Pinnacle Common Stock equal to the number of shares of Legacy Pinnacle Common Stock subject to such Legacy Pinnacle RSU Award immediately prior to the Effective Time and (B) an amount in cash equal to the amount of all dividend equivalents accrued but unpaid as of the Effective Time with respect to such Legacy Pinnacle RSU Award;

•
at the Effective Time, each outstanding Legacy Pinnacle RSU Award not covered by the immediately preceding bullet that was outstanding immediately prior to the Effective Time was assumed by New Pinnacle and converted into an award of restricted stock units relating to New Pinnacle Common Stock, with the number of shares of New Pinnacle Common Stock underlying each assumed Legacy Pinnacle RSU Award equal to the number of shares of Legacy Pinnacle Common Stock that were underlying such assumed Legacy Pinnacle RSU Award immediately prior to the Effective Time;

•
at the Effective Time, each outstanding award of performance stock units related to Synovus Common Stock (a “Synovus PSU Award”) vested in full, with any performance goals in respect of any incomplete performance period deemed achieved based on maximum performance, and was converted into the right to receive, without interest and less applicable tax withholdings, a number of shares of New Pinnacle Common Stock, rounded up to the nearest whole number of shares, equal to the product of (i) the number of shares of Synovus Common Stock subject to such Synovus PSU Award (with such number of shares of Synovus Common Stock determined based on maximum performance) immediately prior to the Effective Time multiplied by (ii) the Synovus Exchange Ratio;

•
at the Effective Time, each outstanding award of performance stock units related to Legacy Pinnacle Common Stock (a “Legacy Pinnacle PSU Award”) granted prior to July 24, 2025 vested in full, with any performance goals in respect of any incomplete performance period deemed achieved based on maximum performance, and was converted into the right to receive (A) a number of shares of New Pinnacle Common Stock equal to the number of shares of Legacy Pinnacle Common Stock subject to such Legacy Pinnacle PSU Award (with such number of shares of Legacy Pinnacle Common Stock determined based on maximum performance) immediately prior to the Effective Time and (B) an amount in cash equal to the amount of all dividend equivalents accrued but unpaid as of the Effective Time with respect to the maximum amount of such Legacy Pinnacle PSU Award; and

•
at the Effective Time, New Pinnacle assumed the Synovus Employee Stock Purchase Plan (the “Synovus ESPP”), and each outstanding option to purchase Synovus Common Stock under the Synovus ESPP that was outstanding immediately prior to the Effective Time was converted into an option to purchase New Pinnacle Common Stock, with the number of shares subject to each such option and the applicable purchase price adjusted to reflect the Synovus Exchange Ratio.

On January 1, 2026, the Merger was consummated in accordance with the Merger Agreement. In connection with the consummation of the Merger, New Pinnacle changed its name from “Steel Newco Inc.” to “Pinnacle Financial Partners, Inc.”

The issuance of New Pinnacle Common Stock, New Pinnacle Series A Preferred Stock, New Pinnacle Series B Preferred Stock, New Pinnacle Series C Preferred Stock and New Pinnacle Series C Depositary Shares pursuant to the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to New Pinnacle’s registration statement on Form S-4 (File No. 333-289866) initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 26, 2025, and declared effective by the SEC on September 30, 2025, including the definitive joint proxy statement/prospectus forming a part thereof (as amended or supplemented, the “Joint Proxy Statement/Prospectus”). For a more detailed description of the Merger and the Merger Agreement, please see the Joint Proxy Statement/Prospectus.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Synovus’ Current Report on Form 8-K and Exhibit 2.1 to Legacy Pinnacle’s Current Report on Form 8-K, in each case, filed with the SEC on July 25, 2025, and is incorporated herein by reference.

This Current Report on Form 8-K establishes New Pinnacle as the successor issuer to each of Synovus and Legacy Pinnacle pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(d) under the Exchange Act, shares of New Pinnacle Common Stock, New Pinnacle Series A Preferred Stock, New Pinnacle Series B Preferred Stock and New Pinnacle Series C Depositary Shares have been registered under Section 12(b) of the Exchange Act, pursuant to New Pinnacle’s Registration Statement on Form 8-A, filed with the SEC on December 31, 2025, which information is incorporated herein by reference. New Pinnacle is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Pinnacle hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. All filings with the SEC by New Pinnacle will be filed under CIK No. 0002082866. All filings made by Synovus can be found under CIK No. 0000018349, and all filings made by Legacy Pinnacle can be found under CIK No. 0001115055.

Shares of New Pinnacle Common Stock are listed on the New York Stock Exchange (“NYSE”) under the trading symbol “PNFP”, which is the same symbol formerly used for the Legacy Pinnacle Common Stock on the Nasdaq Global Select Market (“Nasdaq”), and will begin trading on NYSE at the market opening on January 2, 2026.

Shares of New Pinnacle Series A Preferred Stock, New Pinnacle Series B Preferred Stock and New Pinnacle Series C Depositary Shares, respectively, are listed on NYSE under the trading symbols “PNFP-PrA,” “PNFP-PrB,” and “PNFP-PrC”, respectively, and will each begin trading on NYSE at the market opening on January 2, 2026.

For a description of each of (i) New Pinnacle Common Stock, (ii) New Pinnacle Series A Preferred Stock, (iii) New Pinnacle Series B Preferred Stock and (iv) New Pinnacle Series C Depositary Shares, respectively, reference is made to the information set forth under the heading “Description of Newco Capital Stock” in the Joint Proxy Statement/Prospectus, which information is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

Synovus Supplemental Indentures

At the Effective Time of the Merger and in connection with the completion of the Merger, New Pinnacle and The Bank of New York Mellon, N.A. (“BNY”), as trustee under each of the Series (as defined below), entered into supplemental indentures (collectively, the “Synovus Supplemental Indentures”) with respect to each of Synovus’: (i) 6.168% Fixed Rate / Floating Rate Senior Notes due 2030, (ii) 5.900% Fixed-to-Fixed Rate Subordinated Notes due 2029 and (iii) Junior Subordinated Debt Securities due 2035 (each, a “Series” and collectively the “Synovus Indenture Debt”) issued pursuant to, as applicable, (1) the Senior Indenture, dated as of February 13, 2012, between Synovus, as issuer, and BNY, as trustee (as previously supplemented, amended or otherwise modified, the “Synovus Senior Indenture”), (2) the Subordinated Indenture, dated as of December 7, 2025, between Synovus, as issuer, and BNY, as trustee (as previously supplemented, amended or otherwise modified, the “Synovus Subordinated Indenture”) and (3) the Indenture, dated as of April 19, 2005, between Synovus (as successor to Banking Corporation of Florida), as issuer, and BNY (as successor to JPMorgan Chase Bank, National Association), as trustee (as previously supplemented, amended or otherwise modified, the “Synovus 2005 Indenture”, and together with the Synovus Senior Indenture and the Synovus Subordinated Indenture, the “Synovus Indentures”). Pursuant to the Synovus Supplemental Indentures, New Pinnacle assumed all of Synovus’ obligations in respect of each Series of Synovus Indenture Debt and under the Synovus Indentures.

The foregoing summary of the Synovus Supplemental Indentures is not intended to be complete and is qualified in its entirety by reference to the Synovus Supplemental Indentures, copies of which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Synovus Bank Assumption Agreements

At the Bank Merger Effective Time and in connection with the completion of the Bank Merger, Pinnacle Bank and BNY, as agent under each of the respective Synovus Bank Series (as defined below), entered into assumption agreements (collectively, the “Assumption Agreements”) with respect to each of Synovus Bank’s: (i) 5.625% Senior Bank Notes due 2028 and (ii) 5.957% Fixed-to-Fixed Rate Subordinated Bank Notes due 2036 (each, a “Synovus Bank Series”, and collectively the “Synovus Bank Debt”) issued pursuant to, as applicable, (1) the Issuing and Paying Agency Agreement, dated February 15, 2023, between Synovus Bank and BNY, as agent (as previously supplemented, amended or otherwise modified, the “2028 IPAA”) and (2) the Issuing and Paying Agency Agreement, dated December 9, 2025, between Synovus Bank and BNY, as agent (as previously supplemented, amended or otherwise modified, the “2036 IPAA”, and together with the 2028 IPAA, the “IPAAs”). Pursuant to the Assumption Agreements, Pinnacle Bank assumed all of Synovus Bank’s obligations in respect of each Synovus Bank Series of Synovus Bank Debt and under the IPAAs.

The foregoing summary of the Assumption Agreements is not intended to be complete and is qualified in its entirety by reference to the Assumption Agreements, copies of which are filed as Exhibits 4.4 and 4.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Legacy Pinnacle Supplemental Indentures

At the Effective Time of the Merger and in connection with the completion of the Merger, New Pinnacle and U.S. Bank Trust Company, National Association entered into a supplemental indenture (the “Legacy Pinnacle Supplemental Indenture”) with respect to Legacy Pinnacle’s 4.125% Fixed to Floating Rate Subordinated Notes due 2029 (the “Legacy Pinnacle Subordinated Notes due 2029”) issued pursuant to the Indenture, dated as of September 11, 2019, between Legacy Pinnacle, as issuer, and U.S. Bank Trust Company, National Association, as trustee (as previously supplemented, amended or otherwise modified, the “Legacy Pinnacle 2019 Indenture”). Pursuant to the Legacy Pinnacle Supplemental Indenture, New Pinnacle assumed all of Legacy Pinnacle’s obligations in respect of the Legacy Pinnacle Subordinated Notes due 2029 and under the Legacy Pinnacle 2019 Indenture. The foregoing summary of the Legacy Pinnacle Supplemental Indenture is not intended to be complete and is qualified in its entirety by reference to the Legacy Pinnacle Supplemental Indenture, a copy of which is filed as Exhibit 4.6 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, at the Effective Time of the Merger and in connection with the completion of the Merger, New Pinnacle entered into certain additional supplemental indentures pursuant to which New Pinnacle assumed certain outstanding indebtedness of Legacy Pinnacle issued pursuant to long-term debt instruments with respect to trust preferred securities under which the total amount of securities authorized does not exceed 10% of the total assets of Legacy Pinnacle and its subsidiaries (or New Pinnacle and its subsidiaries) on a consolidated basis. Pursuant to paragraph (b)(4)(iii)(A) of Item 601 of Regulation S-K, New Pinnacle agrees to furnish a copy of such instruments (and the corresponding supplemental indentures) to the SEC upon request.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note above is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 under the headings “Synovus Supplemental Indentures”, “Synovus Bank Assumption Agreements” and “Legacy Pinnacle Supplemental Indentures” is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the completion of the Merger, the listing of (i) the Legacy Pinnacle Common Stock under the trading symbol “PNFP” and the Legacy Pinnacle Series B Depositary Shares under the trading symbol “PNFPP” on Nasdaq and (ii) the Synovus Common Stock under the trading symbol “SNV”, the Synovus Series D Preferred Stock under the trading symbol “SNV-PrD” and the Synovus Series E Preferred Stock under the trading symbol “SNV-PrE” on NYSE, in each case, ceased prior to the market opening on January 2, 2026.

The New Pinnacle Common Stock has been approved for listing on NYSE under the trading symbol “PNFP” and is expected to begin trading at the market opening on January 2, 2026. The New Pinnacle Series A Preferred Stock, the New Pinnacle Series B Preferred Stock and the New Pinnacle Series C Depositary Shares have also been approved for listing on NYSE under the trading symbols “PNFP-PrA,” “PNFP-PrB,” and “PNFP-PrC,” respectively, and are each expected to begin trading at the market opening on January 2, 2026.

Item 3.03	Material Modification to Rights of Security Holders

Amendment to the Deposit Agreement

In connection with the completion of the Merger, New Pinnacle entered into an amendment (the “Deposit Agreement Amendment”) with Legacy Pinnacle, Computershare, Inc. (“Computershare”), Computershare Trust Company, N.A. (the “Trust Company”), and Broadridge Corporate Issuer Solutions, LLC (“Broadridge”), to amend that certain Deposit Agreement, dated as of June 3, 2020 (the “Deposit Agreement”), by and among (i) Legacy Pinnacle, (ii) Computershare and the Trust Company, jointly as Depositary, and (iii) the holders from time to time of the depositary receipts described therein, to, among other things, appoint Broadridge as successor depositary in respect of the New Pinnacle Series C Depositary Shares under the Deposit Agreement.

The foregoing descriptions of the Deposit Agreement and the Deposit Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to such documents, copies of which are filed as Exhibits 4.7 and 4.8 hereto, respectively, and are incorporated herein by reference.

The sections entitled “Description of Newco Capital Stock” and “Comparison of Shareholders’ Rights” beginning on pages 149 and 170, respectively, of the Joint Proxy Statement/Prospectus are incorporated by reference herein and are qualified in their entirety by reference to the amended and restated certificate of incorporation of New Pinnacle (the “Amended and Restated Certificate of Incorporation”), including the Certificate of Amendment and Restatement to the Certificate of Incorporation attached thereto, and the amended and restated bylaws of New Pinnacle (the “Amended and Restated Bylaws”), which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

The information set forth in the Introductory Note and in Item 2.01, Item 2.03 and Item 5.03 of this Current Report is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

In connection with the completion of the Merger, the New Pinnacle Board (as defined below) approved the appointment of KPMG LLP (“KPMG”) as New Pinnacle’s independent registered public accounting firm effective as of January 1, 2026. KPMG previously served as the independent registered public accounting firm for Synovus.

Item 5.01	Changes in Control of Registrant

Prior to the Effective Time, New Pinnacle was jointly owned by Synovus and Legacy Pinnacle, each of which held one share of New Pinnacle Common Stock. Upon completion of the Merger, the separate corporate existence of Synovus and Legacy Pinnacle ceased, all issued and outstanding shares of New Pinnacle Common Stock held by Synovus and Legacy Pinnacle were cancelled, and the former shareholders of Synovus and Legacy Pinnacle became the holders of all issued and outstanding shares of New Pinnacle Common Stock.

The information set forth in the Introductory Note, Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

In connection with the completion of the Merger, and as previously disclosed by Synovus and Legacy Pinnacle, at the Effective Time, the Board of Directors of New Pinnacle (the “New Pinnacle Board”) was reconstituted to consist of fifteen directors, and the following individuals were appointed as members of the New Pinnacle Board: Tim E. Bentsen, Robert A. McCabe, Jr., Abney S. Boxley III, Gregory L. Burns, Pedro Cherry, Thomas C. Farnsworth III, David B. Ingram, John H. Irby, Decosta E. Jenkins, Gregory Montana, Barry L. Storey, G. Kennedy Thompson and Teresa White. M. Terry Turner and Kevin S. Blair were each directors of New Pinnacle as of immediately prior to the Effective Time and remained as directors of New Pinnacle as of the Effective Time.

As of the Effective Time:

•
M. Terry Turner was appointed as Non-Executive Chair of the New Pinnacle Board, and Robert A. McCabe, Jr. was appointed as Vice Chair of the New Pinnacle Board, pursuant to their respective letter agreements;

•	Tim E. Bentsen was appointed as Lead Independent Director of the New Pinnacle Board;

•
Each of M. Terry Turner, Tim E. Bentsen, Kevin S. Blair, Robert A. McCabe, Jr., Gregory L. Burns, Decosta E. Jenkins and Teresa White was appointed to the Executive Committee, and Kevin S. Blair was appointed as chair of the Executive Committee;

•
Each of Tim E. Bentsen, Abney S. Boxley III, Pedro Cherry, David B. Ingram, Decosta E. Jenkins and Gregory Montana was appointed to the Audit Committee, and Decosta E. Jenkins was appointed as chair of the Audit Committee;

•
Each of Tim E. Bentsen, Gregory L. Burns, Thomas C. Farnsworth III, John H. Irby, Barry L. Storey and G. Kennedy Thompson was appointed to the Compensation and Human Capital Committee, and Teresa White was appointed as chair of the Compensation and Human Capital Committee;

•
Each of Tim E. Bentsen, Abney S. Boxley III and Thomas C. Farnsworth III was appointed to the Corporate Governance and Nominating Committee, and Tim E. Bentsen was appointed as chair of the Corporate Governance and Nominating Committee; and

•
Each of Gregory L. Burns, John H. Irby, Decosta E. Jenkins, Gregory Montana, G. Kennedy Thompson and Teresa White was appointed to the Risk Committee, and Gregory L. Burns was appointed as chair of the Risk Committee.

The New Pinnacle Board has determined that Messrs. Bentsen, Boxley, Burns, Cherry, Farnsworth, Ingram, Irby, Jenkins, Montana, Storey, Thompson and Ms. White are independent under NYSE’s applicable listing standards.

Biographical information for the above named directors is set forth in the definitive proxy statement for Synovus’ 2025 Annual Meeting of Stockholders, filed with the SEC on Schedule 14A on March 12, 2025 (the “Synovus 2025 Annual Proxy”), in the section entitled “Nominees for Election to the Board,” and the definitive proxy statement for Legacy Pinnacle’s 2025 Annual Meeting of Stockholders, filed with the SEC on Schedule 14A on March 3, 2025 (the “Legacy Pinnacle 2025 Annual Proxy”), in the section entitled “Nominees for Election to the Board,” as applicable, and is incorporated herein by reference. Additionally, the compensation payable to Mr. Turner in connection with his service as Non-Executive Chair of the New Pinnacle Board is set forth in the letter agreement to which he is party, which was filed by Legacy Pinnacle with the SEC on Form 8-K on July 25, 2025, under Item 5.02 thereof (the “Turner Letter”); such description is incorporated herein by reference. New Pinnacle assumed the Turner Letter automatically by operation of the Merger at the Effective Time.

Any transactions in which any of New Pinnacle’s directors have a material interest subject to disclosure under Item 404(a) of Regulation S-K have been previously reported in the Synovus 2025 Annual Proxy, in the section entitled “Certain Relationships and Related Transactions,” and the Legacy Pinnacle 2025 Annual Proxy, in the section entitled “Certain Relationships and Related Transactions,” as applicable, which are incorporated herein by reference.

Resignation and Appointment of Executive Officers

In connection with the completion of the Merger, each executive officer of New Pinnacle as of immediately prior to the Effective Time resigned effective as of the Effective Time, and the New Pinnacle Board appointed the following individuals as executive officers of New Pinnacle effective as of the Effective Time:

Name	Age	Position
Kevin S. Blair	55	Chief Executive Officer and President
D. Zachary Bishop	50	Executive Vice President and Chief Operating Officer
Shellie Creson	58	Executive Vice President and Chief Risk Officer
Andrew J. Gregory, Jr.	50	Executive Vice President and Chief Financial Officer
Jill Hurley	46	Chief Accounting Officer and Controller
Allan E. Kamensky	64	Executive Vice President and Chief Legal Officer
Robert McCabe	75	Executive Vice President and Chief Banking Officer
Dana Sanders	46	Executive Vice President and Chief Audit Executive
Charissa Sumerlin	50	Executive Vice President and Chief Credit Officer
Jennifer Upshaw	45	Executive Vice President and Chief Administrative Officer

Biographical information for the above listed executive officers is set forth in the Synovus 2025 Annual Proxy, in the section entitled “Executive Officers”, and in the Legacy Pinnacle 2025 Annual Proxy, in the section entitled “Information About Our Executive Officers,” as applicable, and is incorporated herein by reference.

Any transactions to which New Pinnacle is a party in which any of New Pinnacle’s executive officers have a material interest subject to disclosure under Item 404(a) of Regulation S-K have been previously reported in the Synovus 2025 Annual Proxy, in the section entitled “Certain Relationships and Related Transactions,” and the Legacy Pinnacle 2025 Annual Proxy, in the section entitled “Certain Relationships and Related Transactions,” as applicable, which are incorporated herein by reference.

The compensation payable to Messrs. Blair and Gregory is described in the applicable employment agreement to which such executive officer is party, each of which was filed by Synovus with the SEC on Form 8-K on July 25, 2025, and the compensation payable to Mr. McCabe is likewise described in the letter agreement to which he is party and which was filed by Legacy Pinnacle with the SEC on Form 8-K on July 25, 2025, in each case under Item 5.02 thereof (such employment arrangements, together with the Turner Letter, the “Executive Officer Arrangements”). The descriptions of the Executive Officer Arrangements are incorporated herein by reference. New Pinnacle assumed each Executive Officer Arrangement automatically by operation of the Merger at the Effective Time.

Indemnification of Directors

On January 1, 2026, New Pinnacle entered into indemnification agreements with each of the directors of New Pinnacle. These agreements require New Pinnacle to indemnify these individuals to the fullest extent permitted under Georgia law against liabilities that may arise by reason of their service to New Pinnacle, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The form of indemnification agreement is substantially similar to the indemnification agreements entered into with each of New Pinnacle’s directors.

Compensatory Plans

At the Effective Time, New Pinnacle assumed each of the Synovus 2021 Employee Stock Purchase Plan, the Synovus 2021 Omnibus Plan, as amended, and the Legacy Pinnacle 2018 Omnibus Equity Incentive Plan, as amended and restated. Additionally, as described above, New Pinnacle assumed each Executive Officer Arrangement automatically by operation of the Merger at the Effective Time.

Additionally, (i) on January 1, 2026, Mr. Harold Carpenter entered into a Separation Agreement with Legacy Pinnacle and Pinnacle Bank (the “Carpenter Agreement”), (ii) on December 30, 2025, Mr. Richard D. Callicutt II entered into a Letter Agreement with Legacy Pinnacle (the “Callicutt Agreement”), and (iii) on December 30, 2025 Ms. Charissa Sumerlin received a restricted stock unit award as described below. Each of the agreements and the award is effective as of, and contingent upon, the occurrence of the Effective Time.

Separation Agreement with Harold Carpenter

The Carpenter Agreement provides that Mr. Carpenter’s employment with Legacy Pinnacle and Pinnacle Bank will terminate immediately following the Closing. Pursuant to the Carpenter Agreement, subject to an effective release of claims, Mr. Carpenter will be entitled to receive a cash payment equal to the value of the change in control severance payments and benefits to which he would be entitled in the event of an involuntary termination of employment under his existing employment agreement with Legacy Pinnacle, as well as a pro-rata target bonus for the year in which the Effective Time occurs (based on a minimum of six months). Such amounts shall be paid to him in a lump sum, less applicable withholdings, no later than ten business days following the Closing Date, or such later date as is necessary to avoid the application of penalties under Section 409A. Mr. Carpenter will remain subject to the confidentiality and other restrictive covenant obligations set forth in his existing employment agreement.

Letter Agreement with Richard D. Callicutt II

Pursuant to the Callicutt Agreement regarding Mr. Callicutt’s continued employment following the Closing, Mr. Callicutt will receive a restricted stock unit award with a grant date fair value of $3,000,000 that will vest in full on the second anniversary of the Closing, subject to Mr. Callicutt’s continued employment through such date, or upon Mr. Callicutt’s earlier qualifying termination of employment, including a termination of employment by New Pinnacle without “cause” or Mr. Callicutt’s resignation for “cause” (in each case within the meaning of his existing employment agreement with Legacy Pinnacle). For purposes of the award, Mr. Callicutt acknowledged that he will not have “cause” to terminate his employment as a result of the Closing. Mr. Callicutt will also be entitled to receive a cash payment equal to the value of the change in control severance payments and benefits to which he would be entitled in the event of an involuntary termination of employment under his existing employment agreement with Legacy Pinnacle, as well as a pro-rata target bonus for the year in which the Effective Time occurs (based on a minimum of six months). Such amounts shall be paid to him in a lump sum, less applicable withholdings, no later than ten business days following the Closing Date, or such later date as is necessary to avoid the application of penalties under Section 409A. Mr. Callicutt will remain subject to the confidentiality and other restrictive covenant obligations set forth in his existing employment agreement.

Charissa Sumerlin Restricted Stock Unit Award

Immediately prior to, and contingent upon, the Closing, Ms. Sumerlin will receive a restricted stock unit award with a grant date fair value of $850,000 that will vest in full on the second anniversary of the Closing, subject to Ms. Sumerlin’s continued employment through such date, or upon Ms. Sumerlin’s earlier qualifying termination of employment, including a termination of employment by Pinnacle Bank without “cause” or Ms. Sumerlin’s resignation for “cause” (in each case within the meaning of Ms. Sumerlin’s existing change in control agreement with Legacy Pinnacle).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of January 1, 2026, in connection with the Merger, New Pinnacle amended and restated its certificate of incorporation and its bylaws to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Prospectus.

Descriptions of New Pinnacle’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are included in the Joint Proxy Statement/Prospectus in the sections entitled “Description of Newco Capital Stock” and “Comparison of Shareholders’ Rights” beginning on pages 149 and 170 of the Joint Proxy Statement/Prospectus, respectively, and are incorporated herein by reference. These descriptions do not purport to be complete and are qualified in their entirety by reference to New Pinnacle’s Amended and Restated Certificate of Incorporation, including the Certificate of Amendment and Restatement to the Certificate of Incorporation attached thereto, and the Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events

On January 2, 2026, New Pinnacle issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Synovus as of December 31, 2024 and 2023 and for each of the years in the three-year period ended December 31, 2024 are filed as Exhibit 99.2 hereto, and the unaudited consolidated financial statements of Synovus as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024 are filed as Exhibit 99.3 hereto.

The audited consolidated financial statements of Legacy Pinnacle as of December 31, 2024 and 2023 and for each of the years in the three-year period ended December 31, 2024 are filed as Exhibit 99.4 hereto, and the unaudited consolidated financial statements of Legacy Pinnacle as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024 are filed as Exhibit 99.5 hereto.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined financial information of Synovus and Legacy Pinnacle, consisting of the unaudited pro forma condensed combined income statements of Synovus and Legacy Pinnacle for the nine months ended September 30, 2025 and for the year ended December 31, 2024, giving effect to the Merger as if it had occurred on January 1, 2024, and the unaudited pro forma condensed combined balance sheet of Synovus and Legacy Pinnacle as of September 30, 2025, giving effect to the Merger as if it had occurred on September 30, 2025, are filed as Exhibit 99.6 hereto.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1*
Agreement and Plan of Merger, dated as of July 24, 2025, by and among Synovus, Legacy Pinnacle and New Pinnacle (incorporated by reference to Exhibit 2.1 of Synovus’ Current Report on Form 8-K filed on July 25, 2025, and Exhibit 2.1 of Legacy Pinnacle’s Current Report on Form 8-K filed on July 25, 2025).

3.1	Amended and Restated Certificate of Incorporation of New Pinnacle.
3.2	Amended and Restated Bylaws of New Pinnacle.
4.1	Supplemental Indenture, dated as of January 1, 2026, to the Synovus Senior Indenture, by and among Synovus, New Pinnacle and BNY.
4.2	Supplemental Indenture, dated as of January 1, 2026, to the Synovus Subordinated Indenture, by and among Synovus, New Pinnacle and BNY.
4.3	Second Supplemental Indenture, dated as of January 1, 2026, to the Synovus 2005 Indenture, by and among BNY, Synovus and New Pinnacle.
4.4	Assumption Agreement, dated as of January 2, 2026, to the 2028 IPAA, by and among Pinnacle Bank, Synovus Bank and BNY.
4.5	Assumption Agreement, dated as of January 2, 2026, to the 2036 IPAA, by and among Pinnacle Bank, Synovus Bank and BNY.
4.6	Second Supplemental Indenture, dated as of January 1, 2026, to the Legacy Pinnacle 2019 Indenture, by and among Legacy Pinnacle, New Pinnacle and U.S. Bank National Association.
4.7
Deposit Agreement, dated as of June 3, 2020, by and among Legacy Pinnacle, Computershare and the Trust Company, acting jointly as the depositary, and the holders from time to time of the depositary receipts described therein (incorporated herein by reference to Exhibit 4.3 of Legacy Pinnacle’s Registration Statement on Form 8-A, filed on June 3, 2020).

4.8	First Amendment to Deposit Agreement, dated as of January 1, 2026, by and among Legacy Pinnacle, New Pinnacle, Computershare and the Trust Company, and Broadridge.
10.1	Form of Indemnification Agreement.
10.2	Separation Agreement, dated as of January 1, 2026, by and among Pinnacle Financial Partners, Inc., Pinnacle Bank and Harold Carpenter.
10.3	Letter Agreement, dated as of December 30, 2025, by and between Pinnacle Financial Partners, Inc. and Richard D. Callicutt II.
10.4	Form of Associate Time-Vested Restricted Share Unit Award Agreement.
99.1	Press Release, dated January 2, 2026.
99.2
Audited consolidated balance sheets of Synovus as of December 31, 2024 and 2023, the related audited and consolidated statements of operations, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2024, the related consolidated financial statement schedule and the related notes to such audited consolidated financial statements (incorporated by reference from Part II, Item 8 of Synovus’ Form 10-K, filed on February 21, 2025).

99.3
Unaudited consolidated balance sheet of Synovus as of September 30, 2025 and consolidated statements of operations, shareholders’ equity, and cash flows for the three and nine months ended September 30, 2025 and 2024 and related notes (incorporated by reference from Part I, Item 1 of Synovus’ Form 10-Q, filed on November 4, 2025).

99.4
Audited consolidated balance sheets of Legacy Pinnacle as of December 31, 2024 and 2023, the related audited consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2024, the related consolidated financial statement schedule and the related notes to such audited consolidated financial statements (incorporated by reference from Part II, Item 8 of Legacy Pinnacle’s Form 10-K, filed on February 25, 2025).

99.5
Unaudited consolidated balance sheet of Legacy Pinnacle as of September 30, 2025 and consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for the three and nine months ended September 30, 2025 and 2024 and related notes (incorporated by reference Part I, Item 1 of Legacy Pinnacle’s Form 10-Q, filed on November 4, 2025).

99.6
Unaudited pro forma condensed combined balance sheet of Synovus and Legacy Pinnacle as of September 30, 2025 and unaudited pro forma condensed combined income statements of Synovus and Legacy Pinnacle for the nine months ended September 30, 2025 and for the year ended December 31, 2024 (incorporated by reference to Exhibit 99.2 of Synovus’ Current Report on Form 8-K, filed on December 1, 2025).

104	Cover Page Interactive Data File (formatted as inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such schedules or exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC. (formerly Steel Newco Inc.)

Date: January 2, 2026	By:	/s/ Kevin S. Blair
	Name:	Kevin S. Blair
	Title:	President and Chief Executive Officer